EXHIBIT 99.1

GENERAL NOTES TO AUGUST AND SEPTEMBER 2009
MONTHLY OPERATING REPORTS

General:

The report includes all activity for all Debtors in these jointly administered cases.

Notes to MOR - 1, 2 and 3:

These schedules and statements contain financial information that has been taken from the books and records of the Debtors. The amounts reflected in these financial statements are unaudited. These financial statements are prepared on a consolidated basis.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
Debtor	Reporting Period:	August & September 2009

	Federal Tax I.D. #	13-3492802

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	N	1
Copies of bank statements		N	1
Cash disbursements journals		N	1
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Post-petition Taxes	MOR-4	N		Y
Copies of IRS Form 6123 or payment receipt		N	1
Copies of tax returns filed during reporting period		N	1
Summary of Unpaid Post-petition Debts	MOR-4	Y
Listing of Aged Accounts Payable		Y	2
Accounts Receivable Reconciliation and Aging	MOR-5	N	3
Taxes Reconciliation and Aging	MOR-5	N	4
Payments to Insiders and Professionals	MOR-6	Y
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Y
Debtor Questionnaire	MOR-7	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor /s/ Bruce E. Zurlnick	Date: October 30, 2009

Signature of Authorized Individual* /s/ Bruce E. Zurlnick	Date: October 30, 2009

Printed Name of Authorized Individual Bruce E. Zurlnick	Date: October 30, 2009

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

1 -	Due to their voluminous nature, these documents are not attached but are available from the Debtors upon request.
2 -	The Debtor does not have the ability to age the Accounts Payble data and therefore just the total amount due to each creditor is included.
3 -

Accounts Receivable is primarily comprised of amounts due from leased department host stores and credit card issuers. All monies are typically collected within 21 days (except for a $1.3 million receivable from Gottschalk's for which we have set up an uncollectible reserve of 90%, as Gottschalk's filed for bankruptcy protection in January 2009).

4 -	Not applicable.

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor’s books and not the bank statement.The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	General Operating (1)
ACCOUNT	FISCAL AUGUST 2009 Aug 6th thru 29th 2009	FISCAL SEPTEMBER 2009Aug 30 thru Oct 3 2009	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH (2)	5,158,000	5,127,000	5,158,000
RECEIPTS
CASH SALES	31,781,000	32,260,000	64,041,000
PROCEEDS FROM GORDON BROTHERS FOR LIQUIDATION GUARANTEE	0	64,655,000	64,655,000
TOTAL RECEIPTS	31,781,000	96,915,000	128,696,000
DISBURSEMENTS
MERCHANDISE	1,039,000	990,000	2,029,000
PAYROLL AND PAYROLL TAXES	4,740,000	5,461,000	10,201,000
RENT & OTHER OCCUPANCY	2,984,000	6,116,000	9,100,000
SALES & OTHER TAXES	1,496,000	2,076,000	3,572,000
SELLING, GENERAL & ADMINISTRATIVE	2,030,000	4,040,000	6,070,000
REVOLVER & BOND INTEREST	0	1,914,000	1,914,000
RESTRUCTURING PROFESSIONAL FEES	554,000	1,467,000	2,021,000
LOAN REPAYMENTS TO GE	15,518,000	21,982,000	37,500,000
FUND LC COLLATERAL	3,451,000	0	3,451,000
TOTAL DISBURSEMENTS	31,812,000	44,046,000	75,858,000

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(31,000)	52,869,000	52,838,000

CASH – END OF MONTH (2)	5,127,000	57,996,000	57,996,000

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	FISCAL AUGUST 2009 Aug 6th thru 29th 2009	FISCALSEPTEMBER 2009Aug 30 thru Oct 3 2009
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	31,812,000	44,046,000
PLUS:ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	31,812,000	44,046,000

1 - We track cash receipts and disbursements on a consolidated basis and not by individual bank accounts.

2 - Excludes add back of A/P Overdraft (GAAP adjustment) and credit card receivables.

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

Cash Disbursements
DEBTOR	CASE NO.	FISCAL AUGUST 2009 Aug 6th thru 29th 2009	FISCAL SEPTEMBER 2009 Aug 30 thru Oct 3 2009	TOTAL CASH DISBURSEMENTS

Finlay Enterprises, Inc.	09-14873	0	0	0
Finlay Fine Jewelry Corporation	09-14874	29,170,000	40,559,000	69,729,000
Finlay Jewelry, Inc.	09-14875	0	0	0
EFinlay, Inc.	09-14876	0	0	0
Finlay Merchandising & Buying	09-14877	171,000	129,000	300,000
Carlyle & Co. Jewelers	09-14878	2,146,000	2,759,000	4,905,000
Park Promenade, LLC	09-14879	0	0	0
L. Congress, Inc.	09-14880	325,000	599,000	924,000

Total		31,812,000	44,046,000	75,858,000

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Fiscal August 2009 August 6th thru 29th	Fiscal September 2009 August 30th thru Oct 3rd	CUMULATIVE -FILING TO DATE
REVENUE
Merchandise sales	25,488,000	32,986,000	58,474,000
Repair sales	935,000	1,029,000	1,964,000
Accomodation sales	8,000	9,000	17,000
Total Revenue	26,431,000	34,024,000	60,455,000
COST OF GOODS SOLD
Cost of Goods Sold	22,131,000	48,307,000	70,438,000
Gross Profit	4,300,000	(14,283,000)	(9,983,000)
OPERATING EXPENSES
Net advertising expense	690,000	853,000	1,543,000
Rent & Other Occupancy	3,348,000	2,971,000	6,319,000
Payroll, payroll taxes and employee benefits	3,107,000	4,589,000	7,696,000
Insurance	152,000	146,000	298,000
Other general operating expenses (See below)	1,074,000	21,229,000	22,303,000
Other - including administrative cost centers (See below)	3,516,000	5,846,000	9,362,000
Total Operating Expenses Before Depreciation	11,887,000	35,634,000	47,521,000
Depreciation/Depletion/Amortization	291,000	333,000	624,000
Net Profit (Loss) Before Other Income & Expenses	(7,878,000)	(50,250,000)	(58,128,000)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	0	0	0
Interest Expense	3,214,000	10,414,000	13,628,000
Other Expense(attach schedule)	0	0	0
Net Profit (Loss) Before Reorganization Items	(11,092,000)	(60,664,000)	(71,756,000)
REORGANIZATION ITEMS			0
Professional Fees & Other reoganization expense (See below)	1,707,000	1,445,000	3,152,000
U. S. Trustee Quarterly Fees	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	0	0
Gain (Loss) from Sale of Equipment	0	0	0
			0
Total Reorganization Expenses (See below)	1,707,000	1,445,000	3,152,000
Income Taxes	0	0	0
Net Profit (Loss)	(12,799,000)	(62,109,000)	(74,908,000)
*"Insider" is defined in 11 U.S.C. Section 101(31).

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

BREAKDOWN OF “OTHER” CATEGORY
	Fiscal August 2009 August 6th thru 29th	Fiscal September 2009 August 30th thru Oct 3rd	CUMULATIVE -FILING TO DATE
OTHER GENERAL OPERATIONAL EXPENSES
BOXES/DISPLAYS	10,000	45,000	55,000
EVENTS/SUPPLIES	36,000	33,000	69,000
TRAVEL	37,000	87,000	124,000
MISCELLANEOUS INCLUDING GORDON BROTHERS CONSULTANT TIME AND EXPENSE	338,000	568,605	906,605
FIXED ASSET WRITE-OFFS, IMPAIRMENT OF ASSETS AND OTHER WRITE OFFS	0	19,605,549	19,605,549
TELECOMMUNICATION CHARGES	101,000	90,000	191,000
CREDIT CARD FEES	552,000	800,000	1,352,000

TOTAL OTHER OPERATIONAL EXPENSES	1,074,000	21,229,154	22,303,154

OTHER INCLUDING ADMINISTRATIVE COSTS CENTERS
PAYROLL	1,351,000	1,732,000	3,083,000
PAYROLL TAXES	87,000	85,000	172,000
EMPLOYEE BENEFITS	105,000	98,000	203,000
VEBA TRUST - BENEFITS	1,500,000	0	1,500,000
RENT PREMISES	269,000	(1,001,000)	(732,000)
RENT EQUIPMENT	29,000	157,000	186,000
REPAIR & MAINTENANCE	43,000	71,000	114,000
UTILITIES	51,000	59,000	110,000
OTHER MISCELLANEOUS	81,000	4,645,000	4,726,000

OTHER ADMINISTRATIVE EXPENSES	3,516,000	5,846,000	9,362,000

PROFESSIONAL FEES & OTHER REORG. EXPENSE
WEIL, GOTSHAL & MANGES	749,500	281,000	1,030,500
ALVAREZ & MARSAL	326,300	272,000	598,300
ASSET DISPOSITION ASSOC.	515,000	320,000	835,000
GECC	87,200	150,000	237,200
PROSKAUER & ROSE	11,000	0	11,000
GORDON BROTHERS	18,000	0	18,000
EPIQ BANKRUPTCY SOLUTIONS	0	422,000	422,000

TOTAL PROFESSIONAL FEES & OTHER REORG. EXPENSE	1,707,000	1,445,000	3,152,000

OTHER INCOME
	N/A	N/A	N/A

OTHER EXPENSES
	N/A	N/A	N/A

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 3, 2009)	BOOK VALUE AT END OF PRIOR REPORTING MONTH (August 29, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
CURRENT ASSETS
Unrestricted cash and equivalents (including A/P overdraft) and credit card receivables	68,935,232	6,020,107	5,352,405
Cash Collaterlized Accounts	8,925,295	13,925,284	6,841,822
Accounts receivable (Net)	3,797,532	4,065,743	14,963,712
Other receivables	17,961,018	2,115,255	1,028,900
Merchandise inventories (1)	134,507,277	181,917,292	202,530,200
Prepaid expenses and other	5,551,558	3,465,019	1,950,201
Other Current Assets (attach schedule)	0	0	0
TOTAL CURRENT ASSETS	239,677,912	211,508,700	232,667,240
PROPERTY & EQUIPMENT
Land and building	4,720,234	9,420,470	9,420,470
Fixtures	3,096,762	13,953,470	17,794,766
Displays	78,137	2,508,324	2,508,324
Computers, equipment & other	929,551	5,362,062	5,257,757
Construction in Progress	0	2,960,683	2,893,959
Leasehold Improvements	11,593	4,162,237	4,162,237
Vehicles	16,520	16,520	16,520
Less:Accumulated Depreciation	(4,792,350)	(9,761,991)	(9,670,437)
TOTAL PROPERTY & EQUIPMENT (1)	4,060,447	28,621,775	32,383,596
OTHER ASSETS
Amounts due from Insiders*	0	0	0
Professional Retainers	1,140,192	1,190,192	751,863
Other Assets (attach schedule)	11,997,206	20,577,167	21,505,623
TOTAL OTHER ASSETS	13,137,398	21,767,359	22,257,486
TOTAL ASSETS	256,875,757	261,897,834	287,308,322

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 3, 2009)	BOOK VALUE AT END OF PRIOR REPORTING MONTH (August 29, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable - Post petition	2,342,146	462,869	0
Wages Payable & Compensated Absences	2,162,817	2,644,629	0
Accrued Professional Fees & restructuring costs	1,165,000	717,170	0
Taxes Payable	2,039,416	1,833,734	0
Amounts Due to Insiders*	0	0	0
Deferred Revenue - Liquidator Guarantee Advance	77,612,898	0	0
Other Post-petition Liabilities (attach schedule)	1,491,965	1,671,119	0
TOTAL POST-PETITION LIABILITIES	86,814,242	7,329,521	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt -Revolver, 2nd & 3rd lien notes	221,906,305	242,717,200	255,832,879
Priority Debt	610,959	522,430	427,200
Unsecured Debt - Senior notes	43,414,283	43,131,055	42,847,826
Accounts Payable - Pre petition	10,187,338	8,070,964	8,176,582
Other Pre-petition Liabilities (attach schedule)	23,269,401	27,344,308	34,457,064
TOTAL PRE-PETITION LIABILITIES	299,388,286	321,785,957	341,741,551
TOTAL LIABILITIES	386,202,528	329,115,478	341,741,551
OWNERS' EQUITY
Capital Stock	117,054	117,054	117,054
Additional Paid-In Capital	96,716,915	96,716,915	96,716,915
Retained Earnings - Pre-Petition	(123,248,418)	(123,248,418)	(123,248,418)
Retained Earnings - Post-petition	(74,907,892)	(12,798,765)	0
Treasury Stock	(28,004,430)	(28,004,430)	(28,018,780)
Adjustments to Owner Equity (attach schedule)	0	0	0
NET OWNERS’ EQUITY	(129,326,771)	(67,217,644)	(54,433,229)
TOTAL LIABILITIES AND OWNERS' EQUITY	256,875,757	261,897,834	287,308,322
*"Insider" is defined in 11 U.S.C. Section 101(31). 1. These assets have been adjusted to our estimated net realizable values.

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 3, 2009)	BOOK VALUE AT END OF PRIOR REPORTING MONTH (August 29, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)

Other Assets
Deferred financing fees	0	8,040,833	8,895,950
Insurance deposit	340,000	340,000	340,000
Credit card deposit	3,000,000	3,000,000	3,000,000
Favorable leases	0	611,410	623,908
Customer list (1)	169,254	169,254	172,328
Trade names (1)	6,669,592	6,669,592	6,669,592
Deposits- Other utilities	312,809	295,774	239,975
Other	0	0	120,800
Other (CSV Life - Carlyle)	1,505,551	1,450,304	1,443,070
Total Other Assets	11,997,206	20,577,167	21,505,623

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 3, 2009)	BOOK VALUE AT END OF PRIOR REPORTING MONTH (August 29, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Post-petition Liabilities
General Insurance	889,823	1,057,637	0
Medical Insurance	284,020	323,786	0
Layaways & Gift Card	193,897	230,963	0
Credit Card Accrual	124,225	58,733	0
Other Post-petition Liabilities	1,491,965	1,671,119	0

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 3, 2009)	BOOK VALUE AT END OF PRIOR REPORTING MONTH (August 29, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Pre-petition Liabilities
General Insurance	5,750,373	6,217,067	6,364,144
Medical Insurance	662,712	755,502	1,203,249
Layaways & Gift Card	581,691	923,850	1,418,612
Diamond Bond Liability	0	300,000	300,000
STL Rent and Rent related	0	3,737,459	4,194,864
Taxes	652,391	651,867	646,257
Accrued Credit Card	0	0	81,756
Returns Reserve	275,000	410,000	546,362
Severance & other payroll accrual	5,407,576	4,770,681	6,775,876
Compensated Absences accrual	1,197,302	1,134,348	1,390,067
Accured Liability - Split Payroll	0	0	1,632,890
Other Miscellaneous	3,268,103	3,175,448	3,033,698
Sundry Taxes Accrued	5,474,253	5,268,086	6,869,289
Other Pre-petition Liabilities	23,269,401	27,344,308	34,457,064

1.	The Debtors have an auction scheduled for November 2009 on these assets. We cannot assure the net realizable value of these assets.

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

SUMMARY OF UNPAID POST-PETITION DEBTS

					August 2009
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	462,869
Wages Payable	2,644,629
Taxes Payable	1,833,734
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	717,170
Amounts Due to Insiders
Other:	1,671,119
Other:
Total Post-petition Debts	7,329,521

SUMMARY OF UNPAID POST-PETITION DEBTS

					September 2009
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	2,342,146
Wages Payable	2,162,817
Taxes Payable	2,039,416
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	1,165,000
Amounts Due to Insiders
Other	1,491,965

Total Post-petition Debts	9,201,344

Case No. 09-14873 through 14880

In re: Finlay Enterprises, Inc. Case No. 09-14873 through 14880

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

MONTHLY OPERATING REPORT – AUGUST 2009

MOR-4 - Post Petition Taxes Certification

The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but not limited to payroll, sales, use, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ Bruce E. Zurlnick	October 30, 2009
Bruce E. Zurlnick	Date

Senior Vice President,

Treasurer and CFO

Case No. 09-14873 through 14880

In re: Finlay Enterprises, Inc. Case No. 09-14873 through 14880

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

MONTHLY OPERATING REPORT – SEPTEMBER 2009

MOR-4 - Post Petition Taxes Certification

The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but not limited to payroll, sales, use, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/Bruce E. Zurlnick	October 30, 2009
Bruce E. Zurlnick	Date

Senior Vice President,

Treasurer and CFO

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	August 2009August 6th thru 29th 2009	FiscalSept 2009	TOTAL PAID TO DATE
Arthur E. Reiner	Salary	41,875.00	83,750.00	125,625.00
Bonni G. Davis	Salary	8,957.38	17,914.76	26,872.14
Bruce E. Zurlnick	Salary	13,467.02	26,934.04	40,401.06
Bruce E. Zurlnick	Expense reimbursement	0.00	424.89	424.89
David B. Cornstein	Director Fee 8/6-10/31/09	5,913.97	0.00	5,913.97
Deborah A. Higgins	Salary	8,168.03	12,701.76	20,869.79
Deborah A. Higgins	Vacation	0.00	7,767.36	7,767.36
Deborah A. Higgins	Expense reimbursement	285.07	81.09	366.16
Douglass J. Congress	Vacation	8,461.53	0.00	8,461.53
Douglass J. Congress	Expense reimbursement	334.95	0.00	334.95
James M. Giantonemico	Salary	10,872.09	21,744.18	32,616.27
Joan M. Durkin	Salary	8,770.57	17,541.14	26,311.71
Joan M. Durkin	Expense reimbursement	0.00	50.14	50.14
John P.Orr	Salary	8,083.48	16,166.96	24,250.44
Joseph M. Melvin	Expense reimbursement	416.67	0.00	416.67
Joyce Manning Magrini	Salary	14,010.08	28,020.16	42,030.24
Karin Knudsen	Salary	13,558.52	27,117.04	40,675.56
Karin Knudsen	Expense reimbursement	542.70	0.00	542.70
Leon Benzrihem	Salary	9,187.67	18,375.34	27,563.01
Louis Lipschitz	Director Fee 8/6-10/31/09	7,333.32	0.00	7,333.32
Norma L. Wilson	Salary	10,662.72	21,325.44	31,988.16
Norma L. Wilson	Expense reimbursement	221.08	761.73	982.81
Norman S. Matthews	Director Fee 8/6-10/31/09	12,537.64	0.00	12,537.64
Raymond J. Poulin	Salary	4,844.06	9,688.12	14,532.18
Richard G. Davenport	Salary	7,452.72	14,905.44	22,358.16
Ronald E. Swanson	Salary	8,535.16	12,802.74	21,337.90
Ronnie S. Grabon	Salary	5,665.46	8,498.19	14,163.65
Scot M. Congress	Vacation	12,692.30	0.00	12,692.30
Scot M. Congress	Expense reimbursement	2,467.07	0.00	2,467.07
Stuart C. Mclean	Expense reimbursement	136.42	0.00	136.42
Sue C. Haire	Salary	7,158.00	10,737.00	17,895.00
Thomas G. Lozier	Salary	10,574.50	0.00	10,574.50
Thomas G. Lozier	Vacation	16,061.77	0.00	16,061.77
Thomas G. Lozier	Expense reimbursement	71.45	0.00	71.45
Thomas M. Murnane	Director Fee 8/6-10/31/09	6,623.65	0.00	6,623.65

TOTAL PAYMENTS TO INSIDERS		265,942.05	357,307.52	623,249.57

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

PROFESSIONALS AUGUST 2009
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges LLP				0		300,000
Alvarez & Marsal				0		200,000
Asset Disposition Advisors				0		200,000
Epiq Bankruptcy Solutions LLC				0
Consensus Advisors				0
Moses & Singer				0
GECC				0		17,170

TOTAL PAYMENTS TO PROFESSIONALS				0		717,170

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. REPRESENTS ESTIMATES FOR AUGUST

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS - AUGUST 2009

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
General Electric Capital Corporation, Line of credit	n/a	15,518,000	0

TOTAL PAYMENTS		15,518,000	0

PROFESSIONALS SEPTEMBER 2009
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges LLP				0		300,000
Alvarez & Marsal				0		267,000
Asset Disposition Advisors				0		390,000
Epiq Bankruptcy Solutions LLC				0		150,000
Consensus Advisors				0
Moses & Singer				0
GECC				0		58,000

TOTAL PAYMENTS TO PROFESSIONALS				0		1,165,000
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. REPRESENTS ESTIMATES FOR SEPTEMBER
POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS - SEPTEMBER 2009

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
General Electric Capital Corporation, Line of credit	n/a	21,982,000	0

TOTAL PAYMENTS		21,982,000	0

Case No. 09-14873 through 14880

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	August & September 2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X (1)
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (2)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (2)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1 - Effective September 26, 2009, the debtors signed an agency agreement with Gordon Brothers Retail Partners, LLC to guarantee the sale proceeds of the liquidation of merchandise in certain of our store locations.

2 - The debtors obtained certain orders on or shortly after the commencement of these chapter 11 cases designed to minimize the disruption of business operations. Such orders gave the Debtors permission to pay certain prepetition amounts related to employee compensation programs, certain customer programs, sales and use taxing authorities, workers' compensation and other insurance programs and certain common carriers. During the period reported herein, the Debtors paid certain prepetition obligations under such orders.

Case No. 09-14873 through 14880
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